Exhibit 99.7

Client Name:	Impac
Client Project Name:	STAR 2018-IMC2
Start - End Dates:	9/24/2015 - 12/31/2019
Deal Loan Count:	5,490

Waived Conditions Summary

Report Run Date:	10/23/2018 12:51 PM

Review Scope	Category	Code	Description	Count
Credit	Terms/Guidelines	CRDTER3122	Loan documents do not meet guideline requirements	2
Credit	Credit/Mtg History	CRDCRMH149	Missing support docs for VOM/VOR (e.g. cancelled checks)	1
Credit	Credit/Mtg History	CRDCRMH2662	Number of mortgaged properties exceeds guideline limit	2
Credit	DTI	CRDDTI187	Debt Ratio > 50%	2
Credit	LTV/CLTV	CRDLTV3024	LTV Exceeds Guideline Requirement by less than 5%	7
Credit	LTV/CLTV	CRDLTV3026	LTV Exceeds Guideline Requirement by at least 5%, but less than 10%	7
Credit	LTV/CLTV	CRDLTV3028	LTV Exceeds Guideline Requirement by 10% or more	3
Credit	Title	CRDTIL100	Potential title issue	2
Credit	Income/Employment	CRDINC150	Income docs do not meet guidelines	1
Property Valuations	Property	PRVAPROP2556	Acreage exceeds property eligibility guidelines	2
Compliance	TILA/RESPA Integrated Disclosure	CMPTRID4376	TRID - CD: The Payoffs and Payments value in the LE column of the CD Calculating Cash to Close Table (Alternative Version) is disclosed as a positive number	1
Compliance	State Rate Spread	CMPSRS301	CT Non-Prime, loan exceeds rate spread threshold	1
Total				31

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